Reliability and Trust Amkor Technology, Inc. Investor Presentation NOVEMBER 2014

Disclaimer 2 Forward-Looking Statement Disclaimer All information and other statements contained in this presentation, other than statements of historical fact, constitute forward-looking statements within the meaning of federal securities laws. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect our future results and cause actual results and events to differ materially from our historical and expected results and those expressed or implied in these forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission, including our Form 10-K for the 2013 year and subsequent filings. We undertake no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after this presentation. Policy Regarding Prior Guidance and Forward-Looking Statements From time to time we may provide financial guidance in our earnings releases and make other forward-looking statements. Our financial guidance and other forward-looking statements are effective only on the date given. In accordance with our policy, we will not update, reaffirm or otherwise comment on any prior financial guidance or other forward-looking statements in connection with this presentation. No reference made to any prior financial guidance or other forward-looking statements in connection with this presentation should be construed to update, reaffirm or otherwise comment on such prior financial guidance or other forward-looking statements. Non-GAAP Measures This presentation contains certain measures that are not defined terms under U.S. generally accepted accounting principles (“U.S. GAAP”), such as: free cash flow, EBITDA; and adjusted net sales, gross margin, earnings per diluted share and EBITDA. These non-GAAP measures should not be considered in isolation or as a substitute for, or superior to, measures of liquidity or performance prepared in accordance with U.S. GAAP, and may not be comparable to calculations of similarly titled measures by other companies. See “Endnotes” and “Financial Reconciliation Tables” in the Appendix.

 OUTSTANDING MARKET POTENTIAL  STRONG FORWARD PROGRESS  FOCUS ON FUNDAMENTALS  LEADERSHIP  CREATING VALUE 3

What We’ll Cover 4 THE AMKOR STORY OUR COMPANY, OUR INDUSTRY TRENDS THAT MATTER THE AMKOR DIFFERENCE AMKOR BY THE NUMBERS

The Amkor Story 5 Our technology is helping change the world  Components that are…  Smaller and thinner  More power efficient  Lower cost $3 billion 2013 sales  7% growth, above the semiconductor industry  2014 sales expected to grow 4% to 6%(1,6) $3 Recognized as a leader in our industry  Advanced packaging and test technologies  Research and development Demonstrable forward momentum in a dynamic industry  We’re powering the fastest growing markets in tech  We’re growing faster than the industry (1) AND (6): SEE NOTES INCLUDED IN THE APPENDIX

Packaging & Test Semiconductor Companies  Fabless  IDM Wafer foundry IDM fab  OSAT IDM factory Wafer Fabrication Amkor in the Semiconductor Supply Chain 6 “FABLESS” outsource wafer fabrication and packaging and test IDMs (Integrated Device Manufacturers) employ both in-house and external factories

$25B 56% $25B 50% $30B 47% $20B 44% $25B 50% $34B 53% 2008 2013 2018F IDM and OSAT Assembly and Test Market Share IDM OSAT SOURCE: GARTNER SEMICONDUCTOR ASSEMBLY AND TEST SERVICES, WORLDWIDE. OCTOBER 2014 UPDATE. OSATs Growing and Gaining Share of A&T Market 7 Growth of fabless design houses IDM outsourcing is increasing

$27 $34 $49 $50 $67 $79 $35 $41 $61 $64 $74 $115 Automotive Consumer Other* Networking Computing Mobile Phones & Tablets 5% CAGR $ in Billions 5% CAGR 4% CAGR 4% CAGR 2% CAGR 8% CAGR 2 0 1 3 2 0 1 8 F Mobile Communications, a Trend that Matters $84B GROWTH 5% CAGR MOBILE COMMUNICATIONS GROWTH OUTPACING THE SEMICONDUCTOR INDUSTRY SOURCE: PRISMARK PARTNERS. FEBRUARY 2014 *OTHER INCLUDES MEDICAL, INDUSTRIAL, MILITARY AND AEROSPACE 8 SEMICONDUCTOR INDUSTRY GROWTH $306B 2013 $390B 2018F

Mobile, the Fastest Growing Market  Driving innovation and volume growth  Fabless companies are strong  Demand is volatile; OSATs spread the investment risk  Only OSATs with scale, technology, quality and capital can compete 9

High Amkor Content in Smartphones and Tablets 10 Applications Processor Digital Baseband Power Management MEMS Sensors Memory Audio Processor RF and FE Modules Touch Screen Controller Connectivity (WiFi, Bluetooth, FM Radio) GPS Fingerprint Sensor Compass, Gyroscope, Accelerometer

THE RIGHT TECHNOLOGIES AND THE RIGHT END MARKETS What Differentiates Amkor? 11 INTELLIGENT R&D TO FUEL GROWTH REPUTATION FOR HIGH QUALITY AND SOLID EXECUTION STRONG CUSTOMER RELATIONSHIPS WORLD CLASS MANUFACTURING THROUGHOUT ASIA

How Have We Earned Our Mantle of Leadership? 12 WE DEVELOP INDUSTRY-LEADING TECHNOLOGIES WE PACKAGE AND TEST THE INDUSTRY’S MOST COMPLEX DEVICES WE DELIVER SUPERIOR VALUE BY DELIVERING INCREASED FUNCTIONALITY AT LOWER COSTS

Our Strategy 13 IMPROVE asset utilization with an expanded customer base LEVERAGE our investment in services for advanced technologies Make SELECT ACQUISITIONS and investments DRIVE REVENUE GROWTH AND IMPROVED PROFITABILITY

Growth Drivers 14 Advanced products  Fill mature product lines Grow J-Devices Make select investments and acquisitions  Richer product mix  Improve capacity utilization  Drive greater operating efficiency  Sales growth  Profitability improvement  Capital discipline 1 2 3 Sales Growth Profitability Free Cash Flow

J-DEVICES: Joint Venture Formed in 2009 15  Acquired Toshiba, Fujitsu and Renesas Japan-based factories  Automotive, industrial and consumer end markets  Amkor acquired a 60% interest for $84 million; currently treated as an equity investment  Expect to increase ownership to 80% by 2016 ~$1B 2014F REVENUES(1) STRATEGY: CONSOLIDATE AND FILL (1): SEE NOTE INCLUDED IN THE APPENDIX

Reliability and Trust Amkor by the Numbers: Financials

LTM 3Q14 Highlights 17 (1) AND (2): SEE NOTES INCLUDED IN THE APPENDIX $2.92 $3.03 LTM 3Q13 LTM 3Q14 Net Sales +4% 18.4% 19.2% LTM 3Q13 LTM 3Q14 Adjusted Gross Margin(2) +80 bps $0.50 $0.68 LTM 3Q13 LTM 3Q14 Adjusted EPS(2) +36% $ in Billions  Record 3Q14 Sales of $813M  Key 20 nanometer design wins  Introduced new SiP, sensor fusion, Memory module and power FET products  Gaining share at China/Taiwan fabless companies  2014 automotive sales expected to grow around 25%(1)  R&D programs at 14 nm, 15 nm and 16 nm nodes.

2014 Expectations(1) Full Year 2014 Expectations  Sales up 3% to 4%; up 4% to 6% excluding divested Japanese subsidiary(6)  Growth in all end markets 4Q14 Guidance  Sales down 1% - 7% sequentially  Gross margin 17% - 20%  Diluted EPS $0.07 - $0.17 18 (as of October 27, 2014) (1) AND (6): SEE NOTES INCLUDED IN THE APPENDIX 2014 SALES EXPECTED TO GROW(6) 4%-6%

AMKOR 12% SHARE AMKOR + J-DEVICES 15% SHARE $4.7 $3.0 $2.3 $1.6 $1.3 $0.9 $0.8 $0.7 $0.6 $0.5 $8.6 ASE (ATM) Amkor SPIL STATS PTI JCET J-Devices UTAC Chip MOS Chip Bond All Other 2013 Revenue $ in Billions Amkor 2013 Market Share 19 SOURCE: GARTNER MARKET SHARE ANALYSIS: SEMICONDUCTOR PACKAGING AND TEST SERVICES, WORLDWIDE, APRIL 2014

20 54% 14% 12% 11% 9% COMMUNICATIONS CONSUMER NETWORKING COMPUTING Television Set Top Box Gaming Server Router Switch Infotainment Safety Performance PC / Laptop Hard Disk Drive Peripherals AUTOMOTIVE, INDUSTRIAL Smartphone Tablet Handheld Device LTM 3Q14 End Market Distribution

$2,776 $2,760 $2,956 $3,031 $491 $424 $545 $583 18% 15% 18% 19% 0% 5% 10% 15% 20% 25% 30% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2011 2012 2013 LTM 3Q14 Revenue Gross Profit Gross Margin % Revenue and Gross Profit 21 $ in Millions (2): SEE NOTE INCLUDED IN THE APPENDIX 2012 adjusted gross margin of 17% and 2013 adjusted gross margin of 19%(2) Profitability Trends

To Sum It Up 22 WE’RE GAINING SHARE IN A DYNAMIC MARKET FOCUSING ON OUR STRENGTHS IS CREATING VALUE MOMENTUM IS DELIVERING PROFITABLE GROWTH

Reliability and Trust Appendix

(In Millions, Except per Share Data) 4Q 2014 Guidance (As of October 27, 2014)(1) 3Q 2014 2Q 2014 3Q 2013 Net Sales $755 - $805 $813 $767 $768 Gross Margin 17% - 20% 18.8% 19.6% 18.4% Net Income $17 - $41 $47 $50 $25 Earnings per Diluted Share $0.07 - $0.17 $0.20 $0.21 $0.11 EBITDA(3) – $207 $198 $171 Free Cash Flow(4) – ($42) ($31) ($5) 3Q14 and 4Q14 Summary 24 (1), (3), AND (4): SEE NOTES INCLUDED IN THE APPENDIX

EPS Trends: Recent Earnings Momentum 25 $0.39 $0.45(2) $0.54(2) $0.68 2011 2012 2013 LTM 3Q14 (2): ADJUSTED EARNINGS PER DILUTED SHARE. SEE NOTE INCLUDED IN THE APPENDIX Earnings per Diluted Share REVENUE GROWTH and HIGHER MARGINS

$521 $527 $648 $755 2011 2012 2013 LTM 3Q14 EBITDA(3) Free Cash Flow and EBITDA 26 2012 includes a $20 million payment for loss contingency 2012 includes $50 million and 2013 includes $10 million for loss contingency charge $ in Millions $ in Millions (3) AND (4): SEE NOTES INCLUDED IN THE APPENDIX $50 ($144) ($9) ($19) 2011 2012 2013 LTM 3Q14 Free Cash Flow(4)

EXPECT 2014 CAPITAL EXPENDITURES(1) OF AROUND $640M $467 $534 $461 $640 $106 $35 17% 19% 16% 21% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 22% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2011 2012 2013 2014F Capital Expenditures K5 Spending Capital Intensity % Capital Expenditures and Capital Intensity 27 $ in Millions Capital Intensity(5) (1), (5) AND (6): SEE NOTES INCLUDED IN THE APPENDIX EXPECT 2014 K5 SPENDING(1) OF AROUND $35M (6)

2.6 2.9 2.5 2.0 2011 2012 2013 LTM 3Q14 Debt/EBITDA(3) $1,347 $1,545 $1,653 $1,536 $435 $413 $610 $486 2011 2012 2013 LTM 3Q14 Total Debt and Cash Total Debt Cash $ in Millions $ in Millions Credit Profile 28 Debt/Adjusted EBITDA, excluding loss contingency: 2012 - 2.7x and 2013 - 2.5x(2) (2) AND (3): SEE NOTES INCLUDED IN THE APPENDIX

NO SIGNIFICANT DEBT MATURITIES UNTIL 2018 $435M IN AVAILABLE CREDIT LINES Debt Maturities 29 $5 $5 $70 $110 $70 $345 $0 $400 $525 2014 2015 2016 2017 2018 2019 2020 2021 2022 Term Loans Senior Notes Debt Maturities $ in Millions

30 Endnotes (1) This financial guidance is from our October 27, 2014 earnings release and is reproduced here for convenience of reference only. This reference is not intended, and should not be relied upon, as a reaffirmation or other commentary with respect to such financial guidance. Please see page 2. (2) Excludes loss contingency charges. Please see reconciliation of non-GAAP measures on page 33. (3) EBITDA is defined as net income before interest expense, income tax expense and depreciation and amortization. Please see reconciliation of non-GAAP measures on page 31. (4) Free cash flow is defined as net cash provided by operating activities less payments for property, plant and equipment. Please see reconciliation of non-GAAP measures on page 31. (5) Capital intensity is defined as capital expenditures as a percentage of net sales. (6) The 2014F (forecast) uses actual results for the nine months ended September 30, 2014, and the mid-point of our fourth quarter 2014 guidance. Please see endnote (1) and reconciliation of non-GAAP measures on page 34.

($ in Millions) LTM 3Q14 2013 2012 2011 3Q14 2Q14 3Q13 Net Cash Provided by Operating Activities $588 $558 $389 $517 $170 $103 $174 Less: Payments for Property, Plant and Equipment (607) (567) (534) (467) (212) (134) (179) Free Cash Flow* ($19) ($9) ($144) $50 ($42) ($31) ($5) Net Income $158 $109 $42 $92 $47 $50 $25 Plus: Interest Expense (Including Related Party) 100 106 98 87 25 24 27 Plus: Income Tax Expense 49 23 17 7 15 12 13 Plus: Depreciation & Amortization 448 410 370 335 120 112 106 EBITDA* $755 $648 $527 $521 $207 $198 $171 Financial Reconciliation Tables 31 * SEE DISCUSSION OF NON-GAAP MEASURES ON PAGE 32

Financial Reconciliation Tables 32 We define free cash flow as net cash provided by operating activities less payments for property, plant and equipment. Free cash flow is not defined by U.S generally accepted accounting principles (“U.S. GAAP”). We believe free cash flow to be relevant and useful information to our investors because it provides them with additional information in assessing our liquidity, capital resources and financial operating results. Our management uses free cash flow in evaluating our liquidity, our ability to service debt and our ability to fund capital expenditures. However, free cash flow has certain limitations, including that it does not represent the residual cash flow available for discretionary expenditures since other, non-discretionary expenditures, such as mandatory debt service, are not deducted from the measure. The amount of mandatory versus discretionary expenditures can vary significantly between periods. This measure should be considered in addition to, and not as a substitute for, or superior to, other measures of liquidity or financial performance prepared in accordance with U.S. GAAP, such as net cash provided by operating activities. Furthermore, our definition of free cash flow may not be comparable to similarly titled measures reported by other companies. We define EBITDA as net income before interest expense, income tax expense and depreciation and amortization. EBITDA is not defined by U.S. GAAP. We believe EBITDA to be relevant and useful information to our investors because they provide additional information in assessing our financial operating results. Our management uses EBITDA in evaluating our operating performance, our ability to service debt and our ability to fund capital expenditures. However, EBITDA has certain limitations in that it does not reflect the impact of certain expenses on our consolidated statements of income, including interest expense, which is a necessary element of our costs because we have borrowed money in order to finance our operations, income tax expense, which is a necessary element of our costs because taxes are imposed by law, and depreciation and amortization, which is a necessary element of our costs because we use capital assets to generate income. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, net income or other measures of financial performance prepared in accordance with U.S. GAAP. Furthermore our definition of EBITDA may not be comparable to similarly titled measures reported by other companies.

In the presentation we provide adjusted gross margin, adjusted earnings per diluted share, and adjusted EBITDA for the twelve months ended December 31, 2013 and 2012, respectively, and adjusted gross margin and adjusted earnings per diluted share for the twelve months ended September 30, 2013. We present these non-GAAP amounts to demonstrate the impact of the loss contingency we recognized related to our pending patent license litigation. These measures have limitations, including that they exclude the charges for the arbitration panel award, which is an amount that the company may ultimately have to pay in cash. Furthermore, the final outcome of our litigation relating to the patent license dispute depends on a number of complex factors, including whether we receive favorable rulings in pending proceedings and other factors. Therefore, the final amount of the loss may be more than the amount we have recognized. Accordingly, these measures should be considered in addition to, and not as a substitute for, or superior to, gross margin and earnings per diluted share prepared in accordance with U.S. GAAP. Adjacent is the reconciliation of adjusted gross margin and adjusted earnings per diluted share to U.S. GAAP gross margin and earnings per diluted share along with a reconciliation of EBITDA to adjusted EBITDA. Financial Reconciliation Tables 33 LTM 3Q13 2013 2012 Gross Margin 17.3% 18.4% 15.4% Plus: Loss Contingency Charge Divided by Net Sales 1.1% 0.4% 1.8% Adjusted Gross Margin 18.4% 18.8% 17.2% Earnings per Diluted Share $0.37 $0.50 $0.24 Plus: Loss Contingency per Diluted Share 0.13 0.04 0.21 Adjusted Earnings per Diluted Share $0.50 $0.54 $0.45 EBITDA* ($ in Millions) - $648 $527 Plus: Cost of Goods Sold Portion of Loss Contingency - 10 50 Adjusted EBITDA* - $658 $577 Debt - $1,653 $1,545 Debt / Adjusted EBITDA* - 2.5 2.7 * SEE DISCUSSION OF NON-GAAP MEASURES ON PAGE 32

($ in Millions) 2014F(6) 2013 3Q14 2Q14 3Q13 Low End High End Net Sales $3,030 $3,080 $2,956 $813 $767 $768 Less: Net Sales of Subsidiary Sold to J-Devices (35) (35) (73) - (18) (19) Net Sales Excluding Subsidiary Sold to J-Devices $2,995 $3,045 $2,883 $813 $749 $749 Net Sales Growth Excluding Subsidiary Sold to J-Devices 4% 6% - - 8.5% 8.5% Financial Reconciliation Tables 34 In the table below we provide net sales for the second quarter 2014, the third quarter 2013 and the forecast for the full year 2014 after subtracting sales contributed in each of those prior periods by a subsidiary we sold to J-Devices at the end of the second quarter of 2014. We present this non-GAAP measure to demonstrate the change in net sales that is attributable to the parts of our business that we continue to consolidate. (6): SEE NOTES INCLUDED IN THE APPENDIX

These Chinese characters symbolize “reliability and trust” – the lifelong values of our late Honorary Chairman, Hyang-Soo Kim, the founder of Amkor. They illustrate his strong passion for, and dedication to, the highest standards of integrity, respect and fair dealing. Reliability and Trust